Exhibit 99.1

                              RESCISSION AGREEMENT

     THIS RESCISSION AGREEMENT is (the "Agreement") is made and entered into effective as of the 21 day of November, 2011 (the "Rescission Effective Date"), by and among Netco Investments, Inc., a Texas corporation ("Netco"), Wall Street 411Private Equity Group, Inc., a Florida corporation ("Wall Street") and the individual former shareholders of Wall Street (the "Exchanging Shareholders") identified on Exhibit "A" attached hereto. Netco, Wall Street and Exchanging Shareholders are hereinafter referred to collectively as the "Parties."

                                 R E C I T A L S

     A. On May 5, 2011 (the "Stock Exchange Agreement Date"), the Netco, Wall Street for itself and on behalf of the Exchanging Shareholders entered into that certain Agreement For Purchase and Sale of Stock and Plan of Reorganization (the "Exchange Agreement") whereby Netco intended to acquire all of the issued and outstanding shares of common stock of Wall Street owned by the Exchanging Shareholders (the "Wall Street Shares") in exchange for 8,193,476 shares (the "Exchange Shares") of Netco, all in accordance with the terms and conditions of the Exchange Agreement.

     B. The Parties have now mutually agreed upon the termination of the Exchange Agreement and the unwinding of the transactions referenced below. It is the intent of the Parties that the result of Rescission shall be to place each Party in the same position that existed as if the Exchange Agreement had never been executed, except that the individual shareholders referenced on exhibit A, attached hereto will receive back all of their original shares in Wallstreet and retain the shares issued to them by Netco.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

     a) Incorporation of Recitals. The Recitals set forth above are true and correct and are incorporated into the Agreement by this reference.

     b) Rescission. On and as of the Rescission Effective Date, the Exchange Agreement and each and every of the transactions contemplated thereunder, except the delivery of the shares to the individual shareholders referenced on exhibit A,, are hereby rescinded and shall for all purposes shall be deemed as not having occurred in any respect. Consequently, while this Agreement is dated November ___, 2011, its effective date shall be May 5, 2011.

     c) Return of Property and Stock Certificates; Cancellation of License Agreement.

          i) Return of Wall Street Property. Netco agrees and covenants that any and all tangible or intangible personal property of the Wall Street (the "Wall Street Property"), including but not limited to, any and all corporate records and Proprietary Information (as such term is defined herein) belonging to the Wall Street that was delivered to Netco in any respect whatsoever shall be returned by the Netco to the Wall Street within three (3) business days after the execution of this agreement.
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          ii) Return of Netco  Property.  Wall Street agrees and covenants  that any and all tangible or intangible personal property of Netco (the "Netco Property"), including but not limited to, any and all corporate records and Proprietary Information belonging to Netco that was delivered to the Wall Street or the Exchanging Shareholders by Netco in any respect whatsoever shall be returned by, as applicable, the Wall Street or the Exchanging Shareholders to the within three (3) business days after the date of the execution of this agreement, except as set forth in subparagraph (b) above.

          iii) Return of Certificates for Wall Street Shares and Exchange Shares. Pursuant to the provisions of this Agreement, the Wall Street Shares and the Exchange Shares shall be delivered to William Reilly ("Escrow Agent"), except for those shares set forth in subparagraph (b) above. At such time as all of the Wall Street Shares and all of the Wall Street Property have been returned to the Escrow Agent and, provided that Netco has fully and accurately complied with the Reporting Obligation (as hereinafter defined), the Escrow Agent shall be entitled to release the Exchange Shares and Netco Property to Netco. If this does not happen within 10 days business days from the date of the execution of this Agreement Wallstreet and the individual shareholders shall have the right but not the obligation to terminate this agreement and take whatever further action they deem appropriate.

          iv) Cancellation of Licensing Agreement. At such time as the obligations of the Parties with respect to this Agreement have been satisfied, and the rescission is completed, the Product Licensing Agreement entered into between Evaluvest LLC and Wall Street 411 Private Equity Group, Inc. dated May 11, 2011 shall be deemed rescinded as of the date that it was executed and hence be of no further force and effect.

     d) Non-Disclosure of Proprietary Information.

          i) For purposes of this Agreement, "Proprietary Information" of a Party shall mean any and all communications, financial statements, documents, customer lists and records, business plans, supplier lists and records, sales and pricing information, vendor information, biographical information, market studies and analysis, product information, asset information, transportation and distribution information, production, manufacturing techniques, procedures and/or processes, inventions, discoveries, concepts, formulae, know-how and/or ideas (whether or not patented or copyrighted, and whether or not patentable or copyrightable) and all other information, documents, items or communications disclosed or delivered to the other Party that would qualify as a "Trade Secret" as such term is defined in Section 688.002(4) of the Florida Statues.

          ii) Each Party agrees, on behalf of itself, its officers, its directors, its employees, its representatives and any subsidiaries or any affiliated entities or any other party controlled by or in control of a Party (collectively, the "Affiliates") as follows:

               (1) neither Party nor any Affiliate shall, at any time or in any manner or fashion, either directly or indirectly, without the prior written agreement of the other Party:

                    (a) use, derive a benefit from or otherwise claim any proprietary interest in the Proprietary Information of the other Party; or

                    (b) divulge, disclose or communicate to any third party or entity whomsoever any of the Proprietary Information of the other Party.

               (2) make any statement, public announcement or any release to trade publications or to the press or make any statement to any competitor, customer or any other third party:

                    (a) regarding the Proprietary Information of the other Party, except as may be required by a state or federal regulatory authority or a court of competent jurisdiction in order to comply with the requirements of any law, governmental order or regulation; or

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                    (b) regarding the existence of this Agreement, except as may be required by a state or federal regulatory authority or by a court of competent jurisdiction in order to comply with the requirements of any law, governmental order or regulation; or

               (3) contact any employee, independent contractor, supplier, vendor, customer, lending institution, or any other person or entity with whom the other Party conducts its business, maintains a professional relationship to inquire about any aspect of the business of the other Party or their working relationship.

          iii) Each Party agrees that neither this Agreement nor, the Purchase Agreement shall be construed as granting to the other Party or its Affiliates any property rights, by license or otherwise, to any of the Proprietary Information disclosed or exchanged during the negotiation and consummation of the Purchase Agreement or to any invention or any patent, copyright, trademark or other intellectual property right that has issued or that may issue, based on such Proprietary Information. Furthermore, the each Party, on behalf of its Affiliates, acknowledges, agrees and understands that the unauthorized sale, use or disclosure of the Proprietary Information of the other Party shall constitute unfair competition.

          iv) Each Party acknowledges, understands and agrees that Proprietary Information of the other Party is of a special, unique, extraordinary and intellectual character which gives it a potentially unmeasurable pecuniary value, and that any unauthorized disclosure or use thereof may cause a Party immediate and irreparable harm, injury and damage. Therefore, in the event of any actual or threatened violation of this Agreement by any Party or its Affiliates (collectively, the "Offending Party"), non-Offending Party shall be entitled to seek and obtain a restraining order or an injunction, without the necessity of posting a bond therefore, restraining or enjoining such action or threatened action by the Offending Party. Such remedy shall be in addition to, and not a limitation upon, any other remedy which may otherwise be legally available to the non-Offending Party, including but not limited to, a remedy of damages for the breach of the terms of this Agreement.

     e) Reporting Obligations.

          i) As between Netco, the Wall Street and the Selling Shareholders, Netco hereby expressly confirms and acknowledges that Netco and those officers, directors and other parties associated with Netco prior to the Stock Exchange Agreement Date (collectively, "Netco Parties"), and not WallStreet nor any of the Selling Shareholder, were then, continued to be, and remain solely responsible for complying with any and all reporting requirements applicable to Netco and the transactions contemplated under the Exchange Agreement pursuant to the provisions of the Securities Act of 1933, as amended (the "Act") and the rules and regulations promulgated thereunder and the provisions of the
Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder (collectively, the "Reporting Obligations").

          ii) The Netco covenants and agrees that within five (5) business days after the Rescission Effective Date Purchase shall (i) take such actions as are necessary to properly file a Form 8-K, which is accurate and complete in all material respects and which does not omit to state a material fact that is necessary under the circumstances (the "Form 8-K"), the form of which is attached hereto as Exhibit "5.(b)", with the United States Securities and Exchange Commission (the "Commission"), the purpose of which Form 8K is to disclose the rescission of the Stock Purchase Agreement and the Reporting Obligations; and (ii) respond to any outstanding inquiry (each, an "SEC Inquiry")from the SEC to Netco.

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
     f) Indemnification.

          i) To the extent permitted by law, Netco, its officers, directors and 10% or more stockholders (the "Indemnifying Party") agree to indemnify, hold harmless and defend (i) WallStreet; and (ii) the directors, officers, partners, employees, agents and each person who controls the WallStreet within the meaning of the 1933 Act or the Exchange Act (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, the "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a any document or instrument filed by Netco in connection with the Reporting Obligation, including but not limited to the Form 8-K, and as to any SEC Inquiry or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by Netco of the 1933 Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to Netco (the matters in the foregoing clauses (i) through (iii) being, collectively, the "Violations").

          ii) The Indemnifying Party shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

          iii) Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in paragraph 6.(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance by Netco upon and in conformity with information furnished in writing to Netco by any Indemnified Person expressly for use in connection with the preparation of the Form 8-K or any response to any SEC Inquiry; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Netco, which consent shall not be unreasonably withheld; and
(iii) with respect to any Violation or alleged Violation specifically against any Indemnified Person.

          iv)  Promptly  after  receipt  by an  Indemnified  Person  under  this paragraph 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Indemnifying Party, deliver to the
Indemnifying Party a written notice of the commencement thereof, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel retained by the Indemnifying Party, the representation by such counsel of the Indemnified Person and the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Indemnifying Party shall pay for only one separate legal counsel for the Indemnified Persons. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve the Indemnifying party of any liability to the Indemnified Persons, except to the extent that the Indemnifying Party is actually prejudiced in its ability to defend such action by the failure to provide such notice. The indemnification required by this paragraph 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

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
          v) To the extent any indemnification by the Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under paragraph 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the Indemnifying Party would not have been liable for indemnification under the fault standards set forth in paragraph 6.

     g) Miscellaneous.

          i) Amendments and Waivers. No amendment or modification of this Agreement shall be effective unless it is in writing and executed by the party against whom enforcement is sought. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          ii) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

          iii) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          iv) Entire Agreement. This Agreement, and the exhibits and other documents or instruments referred to herein constitute the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof..

          v) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with the preparation of this Agreement and the completion of transactions contemplated hereby.

          vi) Facsimile / Electronic Execution. Signatures on counterparts of this Agreement transmitted by facsimile or by electronic means are hereby authorized and shall be acknowledged as if any such signature included on any such counterpart and so transmitted was an original execution.

          vii) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Florida.

          viii) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          ix) Notices. All notices, requests, demands, claims and other communications (collectively, a "Notice") required or permitted hereunder shall be in writing. Any Notice hereunder shall be deemed duly given (i) seven (7) days after such Notice is sent, if sent by registered or certified mail, return

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
receipt requested, postage prepaid and addressed to the intended recipient as set forth below; (ii) one (1) day after such Notice is sent, if sent by recognized overnight courier with courier charges prepaid and addressed to the intended recipient as set forth below; and (iii) on the date such Notice is sent, if sent by facsimile or electronic mail addressed to the intended recipient as set forth below, provided that the Party so sending such Notice obtains a commercially acceptable evidence that such Notice was so sent by facsimile or electronic means. Any Party may change the address to which Notices are to be delivered by providing Notice in the manner set forth above. Until changes as provided for herein, Notices shall be provided as follows:.

If to the Netco:





If to the Wallstreet or any Selling Shareholder:

Russell L. Forkey, Esq.
2888 East Oakland Park Blvd.
Fort Lauderdale, Florida 33306
954-568-4441

          x) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the Parties and their respective successors and permitted assigns.

          xi) Severability. Any term or provision of this Agreement that is held to be invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          xii) Waiver of Jury Trial. IN THE EVENT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS-CLAIMS, OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HEREBY CERTIFIES TO THE OTHER PARTIES HERETO THAT NO REPRESENTATIVE OR AGENT OF ANY PARTY HERETO NOR THE COUNSEL TO ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY PARTY HERETO WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK, TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

          xiii) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. No Party may assign this Agreement or any of the rights, interests or obligations of such Party without the prior written approval of each other Party.


                          (Signatures Appear Next Page)

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     IN WITNESS  WHEREOF,  the Parties have  executed  this  Agreement as of the
Effective Date.

NETCO INVESTMENTS, INC.


By: /s/ Gary Freeman
   ------------------------------------
   PRESIDENT



WALL STREET 411 PRIVATE EQUITY GROUP, INC.


By: /s/ Stephen Pizuti
   ------------------------------------


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